UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2018

Orrstown Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 East King Street, P.O. Box 250, Shippensburg, PA 17257

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (717) 532-6114

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark if the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Merger Agreement

On October 23, 2018, Orrstown Financial Services, Inc. (“Orrstown”), the holding company for Orrstown Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hamilton Bancorp, Inc. (“Hamilton”), the holding company for Hamilton Bank, pursuant to which Hamilton will merge with and into Orrstown, the separate corporate existence of Hamilton will thereupon cease, and Orrstown will continue as the surviving corporation (the “Merger”).

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock, $0.01 par value per share, of Hamilton (“Hamilton Common Stock”) will be converted into the right to receive (1) $4.10 in cash, without interest, subject to adjustment as set forth in the Merger Agreement, and (2) 0.54 shares of common stock, no par value per share, of Orrstown (“Orrstown Common Stock”). The cash consideration is subject to reduction based on potential losses, write-downs or reserves related to certain identified loans, as detailed in the Merger Agreement.

In connection with the Merger, one Hamilton director will be appointed to the Board of Directors of both Orrstown and Orrstown Bank at the Effective Time of the Merger.

The Merger Agreement provides each of Hamilton and Orrstown with specified termination rights. If the Merger is not consummated under specified circumstances, including if Hamilton terminates the Merger Agreement for a Superior Proposal (as defined in the Merger Agreement), Hamilton has agreed to pay Orrstown a termination fee of $2,212,500.

The transaction is intended to qualify as a reorganization for federal income tax purposes and, as a result, the receipt of Orrstown Common Stock is intended to be tax-free. The consummation of the Merger is subject to customary closing conditions, including the receipt of regulatory approvals and approval by Hamilton shareholders owning at least a majority of the shares of Hamilton Common Stock outstanding. The Merger is currently expected to be completed in the second quarter of 2019.

The Merger Agreement has been unanimously approved by the Boards of Directors of each of Hamilton and Orrstown.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The Merger Agreement contains usual and customary representations and warranties that Orrstown and Hamilton made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement between Orrstown and Hamilton and may be subject to important qualifications and limitations agreed to by Orrstown and Hamilton in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between Orrstown and Hamilton rather than establishing matters as facts.

Voting Agreements

Simultaneously with the execution of the Merger Agreement, the directors and executive officers of Hamilton have entered into voting agreements with Orrstown (collectively, the “Voting Agreements”) pursuant to which such individuals have agreed, among other things, to vote their respective shares of Hamilton common stock in favor of the approval of the Merger Agreement at a special meeting of Hamilton’s shareholders to be held for the purpose of approving the Merger Agreement.

The persons signing the Voting Agreements currently beneficially own an aggregate of approximately 4.3% of the outstanding Hamilton common stock. The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Employment Agreement and Change in Control Agreement

Upon execution of the Merger Agreement, Orrstown and Orrstown Bank entered into an Employment Agreement (the “Employment Agreement”) and a Change in Control Agreement (the “Change in Control Agreement”), in each case with Ellen R. Fish, Executive Vice President of Hamilton (the “Executive”), to be effective as of the closing date of the Merger.

The Employment Agreement provides that the Executive shall serve as an Executive Vice President and Senior Lender of Orrstown Bank. During the term of the Employment Agreement, the Executive’s minimum annual base salary will be $219,516. The Employment Agreement provides for a term of one year, plus an automatic extension of such term for successive additional one year terms, unless the Executive is given at least sixty days’ notice of non-renewal. If the Executive is still employed upon attaining age 65, the Executive may voluntarily provide notice of retirement in which event the Executive will receive salary continuation for a period of six months plus a lump sum payment of 150% of the premium cost to maintain the Executive’s group life insurance benefit for a period of three years.

In the event that the Executive’s employment is terminated on or prior to the first anniversary of the closing date of the Merger by Orrstown or Orrstown Bank without “Cause” (as defined in the Employment Agreement) or by the Executive for any reason, then the Executive will be paid severance equal to two (2) times the sum of: (1) Executive’s highest annual base salary and (2) the highest cash bonus paid to, or earned by, Executive during the calendar year of Executive’s date of termination or either of the two (2) calendar years immediately preceding Executive’s date of termination. The Employer will continue to provide

Executive life insurance coverage and non-taxable medical and dental insurance coverage substantially comparable (and on substantially the same terms and conditions) to the coverage maintained by the Employer immediately prior to her termination under the same cost-sharing arrangements that apply for active employees of the Employer as of Executive’s date of termination. Such continued coverage shall cease upon the earlier of: (i) the date which is two (2) years from Executive’s date of termination or (ii) the date on which Executive becomes a full-time employee of another employer, provided Executive is entitled to benefits that are substantially similar to the health and welfare benefits provided by the Employer. If the Employer cannot provide one or more of these benefits because Executive is no longer an employee, applicable rules and regulations prohibit such benefits or the payment of such benefits in the manner contemplated, or it would subject the Employer to penalties, then the Employer shall pay Executive a cash lump sum payment reasonably estimated to be equal to the value of such benefits or the value of the remaining benefits at the time of such determination. Such cash payment shall be made in a lump sum within thirty-five (35) days after the later of Executive’s date of termination or the effective date of the rules or regulations prohibiting such benefits or subjecting the Employer to penalties.

The Executive has agreed in the Employment Agreement that, for a one year period following termination of employment, the Executive will not directly or indirectly engage in business competition with Orrstown or Orrstown Bank with respect to its services, products, processes, customers, methods of doing business and similar matters within an agreed upon restricted territory. In addition, during the employment period and for one year thereafter, the Executive will not solicit or attempt to solicit, divert or appeal to any employees, customers and clients of Orrstown, Orrstown Bank or any of their respective subsidiaries.

The Change in Control Agreement becomes effective after the first anniversary of the closing date of the Merger and provides that Orrstown and Orrstown Bank are to pay to the Executive the specified amounts of cash compensation and provide the specified health and welfare benefits in the event that the Executive’s employment is terminated by Orrstown or Orrstown Bank or any successor, without Cause, within the 90 day period immediately preceding, or the two years following, the occurrence of a “Change in Control” (as defined in the Change in Control Agreement) or if such termination is initiated by the Executive for any reason within six months following a Change in Control.

Upon a termination pursuant to a Change in Control occurring after the first anniversary of the closing date of the Merger, Orrstown and Orrstown Bank or any successor are obligated to pay to the Executive cash compensation in an amount equal to 2.00 times the sum of (1) her annual base salary immediately prior to the change in control and (2) her highest annual cash bonus and other annual incentive cash compensation awarded over the past three years in which cash bonus or other incentive compensation was awarded (exclusive of any election to defer receipt of compensation Executive may have made). The Executive will also receive (A) an amount equal to any unvested employer contribution to the Executive’s 401(k), profit sharing, deferred compensation or other similar individual account plan plus an amount sufficient to pay federal, state and local income taxes on such unvested employer contributions and (B) up to $10,000 for outplacement services used by Executive upon proof of receipt or other appropriate documentation. Payment of this cash compensation (minus the $10,000 for outplacement services) is to be made in a single lump sum within thirty five (35) days after the termination of employment. The Change in Control Agreement further provides that, upon a Change in Control, if the plans governing the vesting and exercise rights of stock options, shares of restricted stock and other equity-based compensation units are silent on the subject of Change in Control, all such options, shares and units shall immediately become vested and exercisable as to all or part of the shares and rights covered thereby. In addition, Orrstown and Orrstown Bank or any successor are obligated to provide to the Executive for a two year term the life, disability, medical/health insurance and other health and welfare benefits in effect with respect to the Executive immediately prior to the termination pursuant to the Change in Control. The Executive, however, will continue to be responsible for the costs of such benefits to the same extent as other similarly situated active employees of Orrstown Bank and the Executive’s spouse and/or eligible dependents will continue to be covered on the same terms that they were covered prior to the termination of employment.

The Change in Control Agreement provides that in the event any benefit or payment from Orrstown to the Executive shall be deemed to be an “Excess Parachute Payment”, as defined in Section 280G(b)(1) of the Internal Revenue Code of 1986, as amended, then the aggregate present value of amounts or benefits payable to the Executive shall be reduced to the greater of (1) the highest aggregate present value of the amount due under the agreement that can be made without causing any payments or benefits to be an Excess Parachute Payment or (2) the largest portion of the amount due under the agreement that after taking into account all applicable state and federal taxes, including any taxes payable pursuant to Section 4999 of the Internal Revenue Code, results in a greater after-tax benefit to the Executive than the after-tax benefit to the Executive calculated under (1) above.

The foregoing descriptions of the Employment Agreement and Change in Control Agreement do not purport to be complete and are qualified in their entirety by reference to the Employment Agreement and the Change in Control Agreement, copies of which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Orrstown’s management with respect to, among other things, future events and Orrstown’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Orrstown’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Orrstown’s control. Accordingly, Orrstown cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Orrstown believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following factors, among others listed in Orrstown’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, could cause the actual results of Orrstown’s operations to differ materially from expectations: failure to obtain the approval of the shareholders of Hamilton in connection with the proposed acquisition; the timing to consummate the proposed acquisition; the risk that a condition to closing of the proposed acquisition may not be satisfied; the risk that a regulatory approval that may be required for the proposed acquisition is not obtained or is obtained subject to conditions that are not anticipated; the parties’ ability to achieve the synergies and value creation contemplated by the proposed acquisition; the parties’ ability to successfully integrate operations in the proposed acquisition; the effect of the announcement of the proposed acquisition on the ability of Hamilton to maintain relationships with its key partners, customers and employees, and on its operating results and business generally; competition; changes in economic conditions, interest rates and financial markets; and changes in legislation or regulatory requirements. The foregoing list of factors is not exhaustive.

If one or more events related to these or other risks or uncertainties materialize, or if Orrstown’s underlying assumptions prove to be incorrect, actual results may differ materially from what Orrstown anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Orrstown does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Orrstown to predict those events or how they may affect it. In addition, Orrstown cannot assess the impact of each factor on Orrstown’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Orrstown or persons acting on Orrstown’s behalf may issue.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Merger, Orrstown will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a proxy statement of Hamilton and a prospectus of Orrstown, as well as other relevant documents concerning the Merger. Investors and shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Registration Statement and Proxy Statement/Prospectus, as well as other filings containing information about Orrstown and Hamilton, when they become available, may be obtained at the SEC’s Internet site (www.sec.gov). Copies of the Registration Statement and Proxy Statement/Prospectus (when they become available) and the filings that will be incorporated by reference therein may also be obtained, free of charge, from Orrstown’s website at www.orrstown.com or by contacting Orrstown’s Chief Financial Officer, David P. Boyle, at (717) 530-2294, or by contacting Hamilton’s President and Chief Executive Officer, Robert DeAlmeida, at (410) 823-4510.

CERTAIN INFORMATION REGARDING PARTICIPANTS

Orrstown and Hamilton and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of Hamilton shareholders in connection with the proposed transaction. You can find information about Hamilton’s and Orrstown’s executive officers and directors in the materials filed by Hamilton and Orrstown with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the proxy statement filed by Hamilton with the SEC on July 19, 2018 and other relevant documents regarding the proposed merger to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 7.01	Regulation FD Disclosure

An Investor Presentation containing additional information regarding the Merger is included in this report as Exhibit 99.1 and is furnished herewith, and shall not be deemed “filed” for any purpose.

Item 8.01.	Other Events

On October 23, 2018, Orrstown and Hamilton issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger dated as of October 23, 2018 by and between Orrstown Financial Services, Inc. and Hamilton Bancorp, Inc.*

Exhibit 10.1	Form of Voting Agreement

Exhibit 10.2	Employment Agreement by and among Orrstown Financial Services, Inc., Orrstown Bank and Ellen R. Fish dated October 23, 2018

Exhibit 10.3	Change in Control Agreement by and among Orrstown Financial Services, Inc., Orrstown Bank and Ellen R. Fish dated October 23, 2018

Exhibit 99.1	Investor Presentation dated October 23, 2018

Exhibit 99.2	Joint Press Release dated October 23, 2018

Exhibit 99.3	Employee Communications

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Hamilton hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC; provided, however, that Hamilton may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.

By:	/s/ David P. Boyle
David P. Boyle
Executive Vice President and Chief Financial Officer

Date: October 23, 2018